Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Current assets:
Allowance for accounts receivable	$ 10	$ 7	$ 13
Accumulated depreciation	$ 465	$ 568	$ 922
Stockholders' equity:
Common stock, par value	$ 0	$ 0	$ 0
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	41,464,373	41,464,373	41,340,727
Common stock, shares outstanding	41,464,373	41,464,373	41,340,727